INVESTOR PRESENTATION March 2021 Exhibit 99.1

These slides contain (and the accompanying oral discussion will contain, where applicable) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results expressed or implied by these statements, including, but not limited to, the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition, and liquidity; the global economy, including the impact of tariffs and trade agreements; the impact of any U.S. Federal Government shutdowns and sequestrations; the condition of the markets which we serve, whether defined geographically or by segment; changes in product mix and the financial condition of customers; our success in developing and introducing new products and new product ramp-up rates; our success in passing through the costs of raw materials to customers or otherwise mitigating fluctuating prices for those materials, including the impact of fluctuating prices on inventory values; our success in identifying acquisition candidates and in acquiring and integrating such businesses, including the integration of Optics Balzers; the impact of the results of acquisitions on our ability to fully achieve the strategic and financial objectives related to these acquisitions, including, without limitation, the acquisition of Optics Balzers being accretive in the expected timeframe or at all; our success in implementing our strategic plans and the timely and successful completion and start-up of any capital projects; other financial and economic factors, including the cost and availability of raw materials (both base and precious metals), physical inventory valuations, metal financing fees, tax rates, exchange rates, interest rates, pension costs and required cash contributions and other employee benefit costs, energy costs, regulatory compliance costs, the cost and availability of insurance, credit availability, and the impact of the Company’s stock price on the cost of incentive compensation plans; the uncertainties related to the impact of war, terrorist activities, and acts of God; changes in government regulatory requirements and the enactment of new legislation that impacts our obligations and operations; the conclusion of pending litigation matters in accordance with our expectation that there will be no material adverse effects; the disruptions on operations from, and other effects of, catastrophic and other extraordinary events including the COVID-19 pandemic; and other risk factors disclosed in periodic reports filed with the Securities and Exchange Commission. Consequently, these forward-looking statements should be regarded as the Company’s current plans, estimates, and beliefs. The Company does not undertake and specifically declines any obligation to update or publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. These slides include certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. Forward-looking Statements 2

► Delivered sales and earnings growth for the third consecutive quarter amid the ongoing COVID-19 pandemic ► Completed first full quarter of shipments for the new precision clad engineered strip project; project remains on schedule ► Continued Optics Balzers integration, creating a world leader in precision optics ► Finalized restructuring in PAC to streamline operations and improve cost structure ► Completed closure of LAC business Q4 and YE 2020 Highlights 3

Value-added SalesCompany Overview Materion Company Profile 4 • Materion is an integrated producer of high- performance advanced engineered materials - Leading market position for specialty products across multiple end markets - Strong positions in growing markets with high barriers to entry - Only global vertically integrated producer of beryllium (Be) and Be alloys • One Materion focus on building performance excellence in five main areas: - Commercial - Innovation - Operational - Acquisitions - Digital 599.9 677.7 739.0 733.7 678.6 0% 2% 4% 6% 8% 10% 12% 14% 16% $0 $100 $200 $300 $400 $500 $600 $700 $800 2016 2017 2018 2019 2020 Value-added Sales1 (millions) 24% 18% 13% 9% 8% 7% 6% 15% 58% 30% 12% Performance Alloys & Composites Precision Optics Advanced Materials 2020 VA Sales1 by End Market2020 VA Sales1 by Segment Adjusted EBIT Margin1 Semiconductor Industrial Aerospace and Defense Energy Consumer Electronics Automotive Telecom and Data Center Other 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail.

Key Facts Share Statistics as of 2/19/2021 2020 Financial Information Research coverage: KeyBanc and Stonegate Adjusted EPS1 $2.03 Adjusted EBITDA1 $100M Debt-to-capitalization 6% Revenues $1,176M Value-added sales1 $679M Trading Symbol MTRN Stock Price $66.81 Shares O/S, Diluted 20.6M 52 wk Range $26.77 - $72.01 3 Mo Avg Vol 90,024 Market Cap $1,376M Enterprise Value $1,389M ~1%Dividend yield 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. Materion Share Performance Trailing 3 Years 5 $20 $30 $40 $50 $60 $70 $80 F e b -1 8 M a y -1 8 A u g -1 8 N o v- 1 8 F e b -1 9 M a y -1 9 A u g -1 9 N o v- 1 9 F e b -2 0 M a y -2 0 A u g -2 0 N o v- 2 0 F e b -2 1

50% 30% 18% 2% Performance Alloys and Composites (PAC) 41% 15% 15% 12% 10% 7% Clad Strip ToughMet CuBe Be - Alloys Be – High Purity Europe United States Rest of World Asia 24% 19% 14% 13% 11% 5% 1% 13% 332.0 363.5 425.5 428.1 345.3 0% 4% 8% 12% 16% 20% $0 $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 Product Mix2Geographic Mix 2Value-added Sales by Market2 New product development • New proprietary non-Be alloys with improved durability & weight-to- strength ratio • New high strength/high conductivity alloys with exceptional formability • Advanced heat dissipating clad material • Improving customer yields with “near net shape” products New application development • Clad material serving the renewable energy market • Precision rolling to thinner strips opening new application opportunities • ToughMet® couplings serving the oil and gas production market resist mechanical wear, thread damage, corrosion, and erosion Beryllium market • World’s only fully integrated producer • Minimum of 75 years of proven mine reserves in Delta, Utah • New proprietary Be products with superior fatigue resistance Growth DriversValue-added Sales E B IT 1 % o f V A S a le s V A S a le s1 ($ m il li o n s) Hydroxide 2 Reflects 2020 mix by market, geography, and product. 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 6 Consumer Electronics Aerospace and Defense Industrial Telecom and Data Center Automotive Energy Semiconductor Other

► Full alignment with organic growth strategy ► Technical collaboration on next-generation product with customer ► Demand for product exists today ► Non-beryllium containing product ► Completed first full quarter of shipments ► Shipments from an existing facility; will shift production to a new leading-edge manufacturing facility early next year ► Setup of new facility remains on track Engineered Clad Strip Project 7Significant future organic growth opportunity

67% 13% 10% 3% 1% 6% Semiconductor Other 61% 26% 12% 1% 176.3 228.0 223.7 224.3 234.0 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 $250 2016 2017 2018 2019 2020 Advanced Materials 58% 14% 14% 14% Services Packaging Targets Chemicals Europe United States Asia Product Mix2Geographic Mix2Value-added Sales by Market2 Growth DriversValue-added Sales E B IT 1 % o f V A S a le s V A S a le s1 ($ m il li o n s) Market development – high focus on semiconductor • Strong growth outlook driven by macro consumer electronics, IoT, and automotive trends • Continue to expand organically into new semiconductor high margin applications in core PVD targets and services, electronic packaging, and advanced chemicals Technology and innovation • Invest in additional innovation-based R&D capabilities and resources to meet market demand for quick turn prototypes and new material demands Global footprint and sales development • Investing in factories, service centers, and personnel to serve key global customers • Improve web-based solutions to improve customer responsiveness 2 Reflects 2020 mix by market, geography, and product. 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 8 Rest of World Energy Industrial Automotive Aerospace and Defense

Precision Optics 77% 12% 11% Projection Display Components Optical Filters & Arrays 31% 34% 32% 3% Europe United States Asia 21% 19% 18% 3% 1% 38% Product Mix2Geographic Mix2Value-added Sales by Market2 Growth DriversValue-added Sales E B IT 1 % o f V A S a le s V A S a le s1 ($ m il li o n s) 2 Reflects 2020 mix by market, geography, and product. 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to the Appendix for additional detail. 9 Other 97.7 90.7 94.2 87.3 101.9 0% 4% 8% 12% 16% 20% 24% $50 $60 $70 $80 $90 $100 $110 2016 2017 2018 2019 2020 Repositioned portfolio and transition to a high-value photonics business • Acquisition and integration of Optics Balzers • Roll out of new global brand Coordinated global sales and marketing organization • Leverage expanded customer base and geographic footprint • Accelerate regional business development with a focus in key growth markets globally • Execute commercial growth synergies Expanded market presence and technology portfolio • Leverage our strong position in key growth markets; life sciences, defense & aerospace, consumer, automotive • Improved ability to provide optical coating solutions across the wavelength spectrum; UV to long wave infrared • Differentiated product solutions: wafer level coatings, high- performance coatings on plastics, filter array technology Consumer Electronics Aerospace and Defense Industrial Semiconductor Automotive Rest of World Blood Glucose Test Strips

Optics Balzers is a Global Leader in Optical Thin Film Coating Solutions 10 Company Overview Summary Financials (TTM 3/31/20) ► Leading optical thin film coating solutions provider ► Broad, highly differentiated product portfolio ► Pioneer in optical coating manufacturing technologies ► Serves diverse and attractive high- growth end markets ► Customers include global, blue- chip names ► State-of-the-art facilities in Liechtenstein, Germany, and Malaysia Total Revenue Adj. EBITDA Adj. EBITDA Margin $67 million $13 million 20% 2019 Revenue Breakdown EMEA 53% Asia 40% North America 7% Life Science 33% Consumer 29% Industry 21% Auto 8% Space 6% Lighting 3%

PROFITABLE GLOBAL GROWTH A ONE MATERION PERFORMANCE-BASED CULTURE COMMERCIAL EXCELLENCE OPERATIONAL EXCELLENCE INNOVATION ACQUISITIONS DIGITAL Profitable Growth Strategy 11Deliver sustained double-digit EPS growth

Global Megatrends Play to Our Strengths 12 Key Trends • Miniaturization of electronics/IoT • Additional electronic instruments for autos, aircraft • Expanding high performance optical device opportunities • Innovation in medical diagnostics and sensors • Extraction of oil and gas from previously inaccessible locations • Alternative energy • New aircraft builds and retrofits • Advancements in lighting (LED) Characteristics of our Materials Conductivity Corrosion resistance Weight savings (lighter) Purity Wavelength management Thermal management Lubricity Reliability Durability Miniaturization Strength

Market 2020 % of VA Sales1 Key Drivers Semiconductor 24% • Smart device growth • Non-volatile memory • Big data (data storage) Industrial 18% • Heavy equipment builds • Plastic tooling • Fire protection (R and C construction) Aerospace and Defense 13% • Structural and electronic components for satellites, combat vehicles, and aircraft • Precision-guided munitions Consumer Electronics 9% • Smart device growth • Sensing devices • Internet of Things (IoT) Energy 8% • Deep sea drilling and completion • Directional drilling • Solar, batteries, and smart grid devices Automotive 7% • Electronic systems and engine control • Increasing emissions standards • Electric vehicles and autonomous driving Telecom and Data Center 6% • 5G rollout • Undersea repeater housings • High reliability connectors Well-diversified Market Penetration 13 1 Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail. Total 85%

Innovation Leading to Organic Growth

MATERION

New Product VA Sales[1] as % of Total



14%
16%
16%
15%
11%*
2016
2017
2018
2019
2020

[1] Non-GAAP, excludes pass-through metal costs. Refer to the Appendix for additional detail.
*2020 decline is due to ToughMet and other new products that were impacted by COVID-19.

Example New Product Offerings

Enabling PVD Targets

- Key materials used in 5G devices, non-volatile memory, sensors
- Aluminum scandium, chalcogenide phase-change, magnetoresistive



ALD Chemicals

- Atomic Layer Deposition (ALD) enables smaller semiconductor nodes
- Improved purity, safety and handling driving rapid growth in semiconductor fabrication



Dovetail Clad® Metal

- Smaller, cooler, more reliable lithium-ion battery connections
- High temperature stability
- Superior vibration and fatigue strength



SupremEX® MMCs

- Ultrafine silicon-carbide reinforcement with aerospace aluminum alloys
- Provides light weight properties with high strength and stiffness



14

$68.2 $67.8 $76.4 $99.2 $101.1 $0 $20 $40 $60 $80 $100 $120 2016 2017 2018 2019 2020 Cash Flow from Operations ($ in millions) Free Cash Flow Capital Expenditures Cash Flow and Dividends 15 1 Free Cash Flow calculated as cash flow from operations less capital expenditures. 2 Capital Expenditures includes mine development costs. $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 2012 2013 2014 2015 2016 2017 2018 2019 2020 Dividends per share 1 2

Disciplined Capital Deployment Going Forward 16 Return Cash to Shareholders • Dividends – increased 8 consecutive years • Share repurchases Organic Growth • Invest in new products • Invest in facilities and productivity projects Inorganic Growth • Complimentary products/technologies • Maintain financial discipline

► Differentiated product portfolio aligned with global megatrends to accelerate future growth ► Clearly defined One Materion multi-pillar strategy ► Focused on executing significant key initiatives ► Engineered clad strip project ► Optics Balzers acquisition Materion Investment Thesis 17

► Q1 guidance ► Adjusted EPS of $0.58 – $0.62 ► Full-year guidance ► Capex approximately ~ $100M ► Depreciation and amortization expense ~ $50M ► Effective tax rate excluding special items 17% – 19% 2021 Forecasted Financial Guidance 18Note: This guidance was provided on February 18, 2021 and has not been confirmed or updated. The Company disclaims any obligation to do so based on any subsequent event or any other reason.

Appendix

Materion Key Financial Trends TTM Earnings Before Interest and Taxes (EBIT)1TTM Value-added1 (VA) Sales 1 Non-GAAP, excludes pass-through metal costs and special items. Refer to A-9 and A-10 for additional detail. 2 ROIC is calculated as TTM adjusted EBIT divided by total net debt plus equity. Refer to A-12 for additional detail. 3 Free Cash Flow is calculated as cash flow from operations less capital expenditures. A-2 TTM Free Cash Flow3TTM Return on Invested Capital (ROIC) %1,2 739 745 750 757 734 705 671 650 679 $500 $550 $600 $650 $700 $750 $800 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 ($ m il li o n s) 64.1 72.1 82.6 87.0 85.8 74.1 61.6 53.4 55.4 5% 6% 7% 8% 9% 10% 11% 12% 13% $20 $30 $40 $50 $60 $70 $80 $90 $100 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 T T M E B IT 1 % o f V A S a le s T T M E B IT 1 ( $ m il li o n s) 12.4% 12.9% 14.8% 16.1% 16.4% 14.1% 11.7% 8.2% 8.3% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 42.5 38.3 48.4 59.7 72.7 89.0 62.5 66.9 33.8 $0 $20 $40 $60 $80 $100 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 ($ m il li o n s)

World’s Only Vertically Integrated Beryllium Producer Ore Chemical Plant Hydroxide Whiting Arc Furnace Pebble Plant CuBe Master VCB1 / Be Powder CuBe Alloy Products High-Purity Be Products Strip/Bulk Manufacturing Be Manufacturing A-3 • Leading position in Beryllium market - Minimum of 75 years of proven reserves in Utah mine - Supplies over 70% of world’s mined beryllium • ~38% of company sales include beryllium in some form • Only significant commercially active bertrandite ore mine 1 Vacuum Cast Billet

Optics Balzers Transaction Overview Synergies Transaction Value Financing ▪ $160 million enterprise value ▪ Represents 12x TTM EBITDA1, 8x including synergies ▪ Expected to be accretive to EBITDA margin, growth, and earnings ▪ Synergies from global procurement actions and gross margin management ▪ Expanded sales network and customer access to drive cross-selling globally ▪ Cash on hand ▪ Borrowings from existing revolving credit facility 1 TTM EBITDA as of 3/31/2020 A-4

Optics Balzers Expands Portfolio to Serve Attractive Markets with Exposure to Key Megatrends End Market Illustrative Applications ► Fluorescence microscopy ► Opthalmologic surgery ► BNA Microarrays (Biochips) ► Wafer level optics ► Digital photography ► Projection-displays ► Laser scanning ► Marking systems ► Adaptive cruise control ► Night vision systems ► Gesture recognition & control Note: Space and Lighting end markets accounted for 6% and 3% of 2019 revenue, respectively. Life Science 33% of Revenue Industry 21% of Revenue Automotive 8% of Revenue Consumer 29% of Revenue Key Megatrends Telemedicine 3D Sensing Big Data Augmented Reality Internet of Things Industry 4.0 Autonomous Driving Vehicle Electrification A-5

Combination Creates an Industry Leading Portfolio in Precision Optics North America 38% EMEA 35% Asia 27% Globally Balanced Revenue Improved End Market Diversification UV Visible Light Near Infrared Mid-Wave Infrared Long-Wave Infrared Delivering Full Coverage Across the Electromagnetic Spectrum ▪ Biochips ▪ Microscopy ▪ Consumer AR/VR ▪ Automotive LIDAR ▪ Industrial Automation ▪ Earth Imaging ▪ DNA Sequencing ▪ Medical Gas Sensing ▪ Smart Buildings Materion Technical Strength Optics Balzers Technical Strength Pro Forma OpticsFY 2019 Pro Forma OpticsFY 2019 Life Sciences 26% Industrials 25%Aerospace & Defense 22% Consumer 17% Automotive 4% Other 6% Note: Excludes Display and Large Area Coatings. ▪ Thermal Imaging ▪ Temperature Sensing ▪ Multi-band Imaging A-6

Highly Complementary Platforms Drive Multiple Synergy Opportunities Leverage Materion’s portfolio to drive growth in Europe and Asia Elevate technology platform to accelerate innovation Optimize Malaysian operation and expand Materion activity in Asia Leverage Optics Balzers’ portfolio to drive growth in the U.S. Accelerating Profitable Global Growth A-7

Financial Information Note: The effects of the change in accounting principle from LIFO to FIFO were not retrospectively applied to 2016 and 2017

Reconciliation for Value-added Sales A-9 $ in millions Value-added sales is a non-GAAP financial measure that removes the impact of pass-through metal costs and allows for analysis without the distortion of the movement or volatility in metal prices. Internally, we manage our business on this basis, and a reconciliation of net sales to value-added sales is included above. 2020 2019 2018 2017 2016 Net Sales Performance Alloys and Composites 394.2$ 500.2$ 500.6$ 429.5$ 387.5$ Advanced Materials 670.9 573.8 586.6 590.8 437.2 Precision Optics 111.2 111.4 120.6 119.2 144.5 Other - - - - - Total 1,176.3$ 1,185.4$ 1,207.8$ 1,139.5$ 969.2$ Less: Pass-through Metal Costs Performance Alloys and Composites 48.9$ 72.1$ 75.1$ 66.0$ 55.5$ Advanced Materials 436.9 349.5 362.9 362.8 260.9 Precision Optics 9.3 24.1 26.4 28.5 46.8 Other 2.6 6.0 4.4 4.5 6.1 Total 497.7$ 451.7$ 468.8$ 461.8$ 369.3$ Value-added Sales Performance Alloys and Composites 345.3$ 428.1$ 425.5$ 363.5$ 332.0$ Advanced Materials 234.0 224.3 223.7 228.0 176.3 Precision Optics 101.9 87.3 94.2 90.7 97.7 Other (2.6) (6.0) (4.4) (4.5) (6.1) Total 678.6$ 733.7$ 739.0$ 677.7$ 599.9$

MATERION

Reconciliation for Adjusted EPS

$ in millions, except per share amounts

	2020	2019	2018	2017	2016
GAAP As Reported					
Gross margin	$ 192.6	$ 262.7	$ 251.4	$ 212.5	$ 183.6
Operating profit	$ 8.2	$ 70.5	$ 61.8	$ 40.1	$ 27.1
Non-operating (income) expense	$ (3.9)	$ 3.4	$ 42.7	$ 1.5	$ -
Net income	$ 15.5	$ 53.4	$ 21.0	$ 11.5	$ 25.7
EPS - Diluted	$ 0.75	$ 2.59	$ 1.02	$ 0.56	$ 1.27
Gross Margin Special Items					
COVID-19 related costs	$ 3.8	$ -	$ -	$ -	$ -
Mine development costs	12.9	-	-	-	-
Cost reduction initiatives	0.3	-	-	0.5	-
Merger and acquisition costs	1.3	-	-	0.5	-
Non-cash inventory adjustment	1.3	-	(1.9)	-	-
Total Gross Margin Special Items	$ 19.6	$ -	$ (1.9)	$ 1.0	$ -
Other Operating Profit Special Items					
Cost reduction initiatives	$ 11.4	$ 0.8	$ 5.6	$ 0.2	$ 2.6
Impairment charges	10.5	14.1	-	-	-
Forfeiture of non-cash stock-based compensation	(2.1)	-	-	-	-
Legacy legal & environmental costs	0.2	0.1	0.8	0.5	1.4
COVID-19 related costs	0.3	-	-	-	-
CEO transition costs	-	-	-	4.1	-
Merger and acquisition costs	6.7	0.4	-	1.6	3.9
Foreign currency hedge gain	(3.3)	-	-	-	-
Total Other Operating Proft Special Items	$ 23.7	$ 15.4	$ 6.4	$ 6.4	$ 7.9
Total Operating Profit Special Items	$ 43.3	$ 15.4	$ 4.5	$ 7.4	$ 7.9
Operating Profit Special Items - net of tax	$ 33.4	$ 12.7	$ 4.7	$ 4.8	$ 5.1
Non-Operating Expense Special Items	$ -	$ 3.3	$ 40.5	$ -	$ -
Non-Operating Expense Special Items - net of tax	$ -	$ 2.6	$ 31.4	$ -	$ -
Tax Special Items	$ (7.1)	$ (0.1)	$ (7.9)	$ 18.9	$ (4.2)
Non-GAAP Measures - Adjusted Profitability					
Gross margin	$ 212.2	$ 262.7	$ 249.5	$ 213.5	$ 183.6
Operating profit	$ 51.5	$ 85.9	$ 66.3	$ 47.5	$ 35.0
EBIT	$ 55.4	$ 85.8	$ 64.1	$ 46.0	$ 35.0
Net income	$ 41.8	$ 68.6	$ 49.2	$ 35.2	$ 26.6
EPS - Diluted	$ 2.03	$ 3.32	$ 2.39	$ 1.72	$ 1.32

As detailed in the above reconciliation, we have adjusted the results for certain special items such as non-cash impairment charges, COVID-19 related costs, non-cash pension charges, cost reduction initiatives, mine development costs, forfeiture of certain non-cash stock-based compensation, legacy legal and environmental costs, merger and acquisition costs, certain non-cash inventory adjustments, certain foreign currency hedge gains, certain discrete income tax items, and CEO transition costs from the applicable GAAP financial measure. Internally, management reviews the results of operations without the impact of these costs in order to assess the profitability from ongoing activities. We are providing this information because we believe it will assist investors in analyzing our financial results and, when viewed in conjunction with the GAAP results, provide a more comprehensive understanding of the factors and trends affecting our operations.

A-10

Other Non-GAAP Items

MATERION

$ in millions

	2020	2019	2018	2017	2016
Operating Profit	$ 8.2	$ 70.5	$ 61.8	$ 40.1	$ 27.1
Operating Profit Special Items	43.3	15.4	4.5	7.4	7.9
Adjusted Operating Profit	$ 51.5	$ 85.9	$ 66.3	$ 47.5	$ 35.0
Non-Operating (Income) Expense	(3.9)	3.4	42.7	1.5	-
Non-Operating (Income) Expense Special Items	-	3.3	40.5	-	-
Adjusted EBIT	$ 55.4	$ 85.8	$ 64.1	$ 46.0	$ 35.0
Depreciation, Depletion, and Amortization	42.4	41.1	35.5	42.8	45.7
Mine Amortization (included above)	9.1	9.4	-	5.7	9.9
5-year Calendar Average	6.8	5.5	5.2	5.2	5.2
Normalized Mine Amortization Adjustment	$ (2.3)	$ (3.9)	$ 5.2	$ (0.5)	$ (4.7)
Mine Development Cost Adjustment (5-year Average)	(2.6)	-	-	-	-
Non-Cash Stock-Based Compensation	5.5	7.2	5.3	5.0	3.2
Forfeiture of Non-Cash Stock-Based Compensation	(1.8)	-	-	-	-
Adjusted Non-Cash Stock-Based Compensation	7.3	7.2	5.3	5.0	3.2
Adjusted EBITDA	$ 100.2	$ 130.2	$ 110.1	$ 93.3	$ 79.2
Total Debt	38.5	2.2	3.0	3.8	4.6
Less: Cash & Cash Equivalents	25.9	125.0	70.6	41.8	31.5
Net Debt (Cash)	$ 12.6	$ (122.8)	$ (67.6)	$ (38.0)	$ (26.9)
Total Shareholders' Equity	$ 655.6	$ 645.7	$ 586.2	$ 495.0	$ 494.1
Debt-to-Capitalization	6%	0%	1%	1%	1%

Adjusted EBITDA is calculated by adding depreciation, depletion, and amortization and certain special items (refer to A-10 for details) to our adjusted EBIT. Due to the variability of annual mine amortization related to the timing of pit openings, amortization is adjusted for a normalized mine amortization based on a 5-year average. Internally, we review the results of operations without the impact of these costs and adjustments in order to assess the profitability from ongoing operations.

Debt-to-capitalization is our total debt divided by net debt (cash) plus shareholders' equity. Net debt (cash) is a non-GAAP financial measure calculated by subtracting total outstanding debt from our cash & cash equivalents. We are providing this information because we believe it is more indicative of our overall financial position. It is also a measure our management uses to assess financing and other decisions.

A-11

# Other Non-GAAP Items

*$ in millions*

| | Q4 2020 | Q3 2020 | Q2 2020 | Q1 2020 | Q4 2019 | Q3 2019 | Q2 2019 | Q1 2019 | Q4 2018 |
|---|---|---|---|---|---|---|---|---|---|
| TTM Adjusted EBIT | $ 55.4 | $ 53.4 | $ 61.6 | $ 74.1 | $ 85.8 | $ 87.0 | $ 82.6 | $ 72.1 | $ 64.1 |
| Total Shareholders' Equity | $ 655.6 | $ 644.2 | $ 638.4 | $ 630.8 | $ 645.7 | $ 633.3 | $ 629.2 | $ 599.4 | $ 586.2 |
| Total Net Debt (Cash) | 12.6 | 10.9 | (113.3) | (105.6) | (122.8) | (92.2) | (72.3) | (39.2) | (67.6) |
| Total Capital | $ 668.3 | $ 655.1 | $ 525.1 | $ 525.2 | $ 522.9 | $ 541.1 | $ 556.9 | $ 560.2 | $ 518.6 |
| ROIC % | 8.3% | 8.2% | 11.7% | 14.1% | 16.4% | 16.1% | 14.8% | 12.9% | 12.4% |

ROIC is non-GAAP financial measure that we use to measure how efficient we are in generating a return on capital invested by the Company.

A-12

Historical Financials

$ in millions, except per share amounts

				2019					2020				
	2016	2017	2018	Q1	Q2	Q3	Q4	2019	Q1	Q2	Q3	Q4	2020
Sales													
PAC	$ 387.5	$ 429.5	$ 500.6	$127.1	$135.2	$130.7	$107.2	$ 500.2	$ 99.1	$ 101.6	$ 91.2	$ 102.3	$ 394.2
AM	437.2	590.8	586.6	144.0	133.2	147.7	148.8	573.8	160.1	150.1	165.6	195.0	670.9
PO	144.5	119.2	120.6	30.3	29.4	27.6	24.2	111.4	18.7	19.8	30.4	42.4	111.2
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Consolidated MTRN	$ 969.2	$1,139.5	$1,207.8	$301.4	$297.8	$306.0	$280.2	$1,185.4	$277.9	$ 271.5	$ 287.2	$ 339.7	$1,176.3
VA													
PAC	$ 332.0	$ 363.5	$ 425.5	$109.6	$115.2	$112.0	$ 91.3	$ 428.1	$ 83.7	$ 89.8	$ 81.9	$ 90.0	$ 345.3
AM	176.3	228.0	223.7	57.5	58.3	55.6	52.8	224.3	59.2	54.7	57.6	62.4	234.0
PO	97.7	90.7	94.2	22.5	23.1	22.4	19.2	87.3	17.0	17.8	28.3	38.8	101.9
Other	(6.1)	(4.5)	(4.4)	(2.0)	(1.7)	(1.4)	(0.8)	(6.0)	(1.2)	(0.7)	(0.3)	(0.4)	(2.6)
Consolidated MTRN	$ 599.9	$ 677.7	$ 739.0	$187.7	$194.9	$188.6	$162.5	$ 733.7	$158.7	$ 161.6	$ 167.5	$ 190.8	$ 678.6
Gross Margin													
PAC	$ 73.6	$ 89.7	$ 134.1	$ 40.2	$ 43.2	$ 39.4	$ 28.8	$ 151.6	$ 20.8	$ 24.0	$ 16.3	$ 20.9	$ 82.0
AM	71.6	88.5	78.0	21.4	21.0	19.1	17.1	78.6	17.8	16.4	18.7	20.9	73.8
PO	37.8	33.7	39.1	9.4	10.3	9.1	7.0	35.8	6.0	7.2	10.2	13.8	37.2
Other	0.6	0.6	0.1	(1.3)	(2.5)	(1.0)	1.6	(3.3)	(0.1)	(0.6)	0.1	0.2	(0.4)
Consolidated MTRN	$ 183.6	$ 212.5	$ 251.4	$ 69.6	$ 72.0	$ 66.6	$ 54.5	$ 262.7	$ 44.5	$ 47.0	$ 45.3	$ 55.8	$ 192.6
Special Items - Gross Margin [1]													
PAC	$ -	$ 0.1	$ (1.9)	$ -	$ -	$ -	$ -	$ -	$ 1.5	$ 1.8	$ 7.7	$ 6.0	$ 17.0
AM	-	0.5	-	-	-	-	-	-	-	0.6	0.1	0.1	0.8
PO	-	0.3	-	-	-	-	-	-	-	0.2	0.8	0.8	1.8
Other	-	-	-	-	-	-	-	-	-	-	-	-	-
Consolidated MTRN	$ -	$ 1.0	$ (1.9)	$ -	$ -	$ -	$ -	$ -	$ 1.5	$ 2.6	$ 8.6	$ 6.9	$ 19.6
Gross Margin ex Special Items [1]													
PAC	$ 73.6	$ 89.8	$ 132.2	$ 40.2	$ 43.2	$ 39.4	$ 28.8	$ 151.6	$ 22.3	$ 25.8	$ 24.0	$ 26.9	$ 99.0
AM	71.6	89.0	78.0	21.4	21.0	19.1	17.1	78.6	17.8	17.0	18.8	21.0	74.6
PO	37.8	34.0	39.1	9.4	10.3	9.1	7.0	35.8	6.0	7.4	11.0	14.6	39.0
Other	0.6	0.6	0.1	(1.3)	(2.5)	(1.0)	1.6	(3.3)	(0.1)	(0.6)	0.1	0.2	(0.4)
Consolidated MTRN	$ 183.6	$ 213.5	$ 249.5	$ 69.6	$ 72.0	$ 66.6	$ 54.5	$ 262.7	$ 46.0	$ 49.6	$ 53.9	$ 62.7	$ 212.2
GM ex Spec Items as a % of VA [1]													
PAC	22.2%	24.7%	31.1%	36.7%	37.5%	35.2%	31.5%	35.4%	26.6%	28.7%	29.3%	29.9%	28.7%
AM	40.6%	39.0%	34.9%	37.2%	36.0%	34.3%	32.3%	35.0%	30.1%	31.1%	32.6%	33.6%	31.9%
PO	38.7%	37.5%	41.5%	41.6%	44.7%	40.6%	36.5%	41.0%	35.2%	41.6%	38.9%	37.6%	38.3%
Consolidated MTRN	30.6%	31.5%	33.8%	37.1%	36.9%	35.3%	33.5%	35.8%	29.0%	30.7%	32.2%	32.9%	31.3%

A-13

[1]Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations.
Refer to the note on page A-10 for a full reconciliation of adjusted earnings.

Historical Financials (con't.)

$ in millions, except per share amounts

	2016	2017	2018	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020
Operating Profit													
PAC	$ 6.6	$ 22.0	$ 60.0	$ 19.8	$ 21.0	$ 20.0	$ 13.0	$ 73.8	$ 3.5	$ 6.8	$ (0.4)	$ 3.7	$ 13.6
AM	26.3	32.8	16.7	6.5	6.9	6.3	5.4	25.1	5.0	4.7	5.7	6.7	22.1
PO	11.6	8.4	10.7	2.1	3.9	(11.1)	1.6	(3.5)	(9.6)	2.1	1.4	1.7	(4.4)
Other	(17.4)	(23.1)	(25.6)	(6.7)	(6.6)	(7.7)	(3.9)	(24.9)	(4.5)	(6.0)	(7.3)	(5.3)	(23.1)
Consolidated MTRN	$ 27.1	$ 40.1	$ 61.8	$ 21.7	$ 25.2	$ 7.5	$ 16.1	$ 70.5	$ (5.6)	$ 7.6	$ (0.6)	$ 6.8	$ 8.2
Special Items - OP[1]													
PAC	$ 2.6	$ 0.1	$ (1.9)	$ -	$ -	$ -	$ -	$ -	$ 3.6	$ 4.2	$ 9.9	$ 8.1	$ 25.8
AM	-	1.3	5.6	-	-	-	-	-	0.1	0.6	0.1	0.5	1.3
PO	-	0.4	-	-	-	14.5	-	14.5	10.8	0.3	1.9	2.5	15.5
Other	5.3	5.6	0.8	-	-	0.4	0.5	0.9	0.1	(0.8)	1.7	(0.3)	0.7
Consolidated MTRN	$ 7.9	$ 7.4	$ 4.5	$ -	$ -	$ 14.9	$ 0.5	$ 15.4	$ 14.6	$ 4.3	$ 13.6	$ 10.8	$ 43.3
Operating Profit ex Spec Items [1]													
PAC	$ 9.2	$ 22.1	$ 58.1	$ 19.8	$ 21.0	$ 20.0	$ 13.0	$ 73.8	$ 7.1	$ 11.0	$ 9.5	$ 11.8	$ 39.4
AM	26.3	34.1	22.3	6.5	6.9	6.3	5.4	25.1	5.1	5.3	5.8	7.2	23.4
PO	11.6	8.8	10.7	2.1	3.9	3.4	1.6	11.0	1.2	2.4	3.3	4.2	11.1
Other	(12.1)	(17.5)	(24.8)	(6.7)	(6.6)	(7.3)	(3.4)	(24.0)	(4.4)	(6.8)	(5.6)	(5.6)	(22.4)
Consolidated MTRN	$ 35.0	$ 47.5	$ 66.3	$ 21.7	$ 25.2	$ 22.4	$ 16.6	$ 85.9	$ 9.0	$ 11.9	$ 13.0	$ 17.6	$ 51.5
OP ex Spec Items as a % of VA [1]													
PAC	2.8%	6.1%	13.6%	18.1%	18.2%	17.8%	14.2%	17.2%	8.5%	12.3%	11.6%	13.1%	11.4%
AM	14.9%	14.9%	10.0%	11.3%	11.8%	11.3%	10.2%	11.2%	8.4%	9.7%	10.1%	11.5%	10.0%
PO	11.9%	9.7%	11.4%	9.2%	17.1%	15.2%	8.3%	12.6%	7.1%	13.4%	11.7%	10.8%	10.9%
Consolidated MTRN	5.8%	7.0%	9.0%	11.6%	12.9%	11.9%	10.2%	11.7%	5.7%	7.3%	7.8%	9.2%	7.6%
EBIT ex Spec Items [1]													
PAC	$ 9.2	$ 22.0	$ 57.7	$ 19.7	$ 20.8	$ 19.7	$ 12.9	$ 73.1	$ 6.9	$ 10.9	$ 9.3	$ 11.7	$ 38.8
AM	26.3	34.1	22.4	6.5	6.9	6.3	5.4	25.1	5.0	5.3	5.8	7.2	23.3
PO	11.6	8.9	10.7	2.1	3.9	3.4	1.6	11.0	1.2	2.4	3.5	4.3	11.4
Other	(12.1)	(19.0)	(26.7)	(6.8)	(6.3)	(7.1)	(3.2)	(23.4)	(3.3)	(5.8)	(4.5)	(4.5)	(18.1)
Consolidated MTRN	$ 35.0	$ 46.0	$ 64.1	$ 21.5	$ 25.3	$ 22.3	$ 16.7	$ 85.8	$ 9.8	$ 12.8	$ 14.1	$ 18.7	$ 55.4
EBIT ex Spec Items as a % of VA [1]													
PAC	2.8%	6.1%	13.6%	18.0%	18.0%	17.6%	14.1%	17.1%	8.2%	12.1%	11.3%	12.9%	11.2%
AM	14.9%	14.9%	10.0%	11.3%	11.8%	11.3%	10.2%	11.2%	8.4%	9.7%	10.1%	11.5%	10.0%
PO	11.9%	9.8%	11.4%	9.3%	16.9%	15.2%	8.3%	12.6%	7.0%	13.5%	12.3%	11.2%	11.2%
Consolidated MTRN	5.8%	6.8%	8.7%	11.5%	13.0%	11.8%	10.2%	11.7%	6.2%	7.9%	8.4%	9.8%	8.2%

[1] Internally, management reviews the results of operations without the impact of special one-time costs in order to assess the profitability from ongoing operations. Refer to the note on page A-10 for a full reconciliation of adjusted earnings.

A-14